UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 11, 2022

____________________

Rapid Therapeutic Science Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-55018 (Commission File Number)	46-2111820 (IRS Employer Identification No.)

5580 Peterson Lane, Suite 120 Dallas, Texas (Address of principal executive offices)	75201 (Zip code)

Registrant’s telephone number, including area code: (800) 497-6059

15800 Dooley Road, Suite 200

Addison, Texas 75001

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory.

(e)

As previously disclosed in the Definitive Information Statement on Schedule 14C filed by Rapid Therapeutic Science Laboratories, Inc. (the “Company”, “we” and “us”) with the Securities and Exchange Commission (the “Commission” or the “SEC”) on January 14, 2022 (the “Information Statement”), and described in greater detail below under Item 5.07, which information is incorporated by reference into this Item 5.02 in its entirety, effective on January 11, 2022, the Majority Shareholders, pursuant to the Majority Shareholder Consent (each as described and defined in Item 5.07, below), approved the adoption of the First Amended and Restated Rapid Therapeutic Science Laboratories, Inc. 2020 Equity Incentive Plan (the “Plan”). In accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended, the Plan will become effective no earlier than forty (40) days after the date notice of the internet availability of such Information Statement materials is first sent to shareholders, which we expect to be on or approximately February 28, 2022.

The material terms of the Plan were described in the Information Statement (under the caption “First Amended and Restated Rapid Therapeutic Science Laboratories, Inc. 2020 Equity Incentive Plan”). The Plan will provide an opportunity for any employee, officer, director or consultant of the Company, subject to limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; (vi) other stock-based awards; or (vii) any combination of the foregoing. In making such determinations, the Board of Directors may take into account the nature of the services rendered by such person, his or her present and potential contribution to the Company’s success, and such other factors as the Board of Directors in its discretion shall deem relevant.

Under the Plan, the maximum number of shares subject to awards granted during a single calendar year to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes). Compensation will count towards this limit for the calendar year in which it was granted or earned, and not later when distributed, in the event it is deferred.

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the Plan is the sum of (i) 25,000,000 shares, and (ii) an annual increase on March 1st of each calendar year, beginning in 2022 and ending in 2030, in each case subject to the approval of the Board of Directors or the compensation committee of the Company (if any) on or prior to the applicable date, equal to the lesser of (A) five percent (5%) of the total shares of common stock of the Company outstanding on the last day of the immediately preceding fiscal year; (B) 25,000,000 shares of common stock; and (C) such smaller number of shares as determined by the Board of Directors or compensation committee of the Company (if any)(the “Share Limit”), also known as an “evergreen” provision. Notwithstanding the foregoing, shares added to the Share Limit are available for issuance as incentive stock options only to the extent that making such shares available for issuance as incentive stock options would not cause any incentive stock option to cease to qualify as such. In the event that the Board of Directors or the compensation committee (if any) does not take action to affirmatively approve an increase in the Share Limit on or prior to the applicable date provided for under the plan, the Share Limit remains at its then current level. Notwithstanding the above, no more than 250,000,000 incentive stock options may be granted pursuant to the terms of the Amended Plan.

The above description of the Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 10.1 and is incorporated by reference into this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously disclosed in the Information Statement, effective on January 11, 2022, our Chief Executive Officer and director, Donal R. Schmidt, Jr. (through Diamond Head Ventures, LLC, which entity he owns and controls), Sean P. Berrier, our Senior Vice President (a non-executive officer position), and J. Scott Suggs, a member of the Company’s Board of Directors (collectively, the “Majority Shareholders”), who collectively beneficially owned of record 103,569,894 shares of common stock voted 99,569,894 shares of the Company’s common stock, representing 51.4% of the outstanding shares of the Company’s common stock as of such date, executed a written consent in lieu of a special meeting of shareholders (the “Majority Shareholder Consent”), approving the actions described below, which had previously been approved by the Board of Directors of the Company (the “Board”) on January 7, 2022 (the “Corporate Actions”):

•the adoption of the First Amended and Restated Rapid Therapeutic Science Laboratories, Inc. 2020 Equity Incentive Plan;

•the grant of discretionary authority for our Board of Directors, without further shareholder approval, to effect a reverse stock split of all of the outstanding common stock of the Company, by the filing of an amendment to our Articles of Incorporation (the “Reverse Amendment”) with the Secretary of State of Nevada, in a ratio of between one-for-two and one-for-fifty, with the Company’s Board of Directors having the discretion as to whether or not the reverse split is to be effected, and with the exact exchange ratio of any reverse split to be set at a whole number within the above range as determined by the Board of Directors in its sole discretion, at any time before the earlier of (a) December 31, 2022; and (b) the date of the Company’s 2022 annual meeting of shareholders; and

•to approve the filing of an amendment to the Company’s Articles of Incorporation to increase the number of our authorized shares of common stock from 750,000,000 to 800,000,000 (the “Amendment”).

The Board did not solicit proxies for the special meeting or the vote. There were no broker non-votes, no votes were withheld, and no votes were voted against or abstained, in connection with the Corporate Actions described above, as only the Majority Shareholders voted.

The voting results for the approval of the Amendment via the Majority Shareholder Consent were as follows:

For	Withheld	Abstained	Broker Non-Votes
99,569,894	0	0	0
99,569,894	0	0	0

In accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended, the Corporate Action will become effective no earlier than twenty days after the date the Information Statement was made available to shareholders, provided that because we are making the Information Statement available on the Internet and providing notice of such availability to shareholders, and pursuant to the approval provided by the Majority Shareholder Consent, the Corporate Actions will become effective no earlier that forty (40), days after such Information Statement has been made available, which date we anticipate being February 28, 2022.

The Amendment will become effective upon its filing with the Secretary of State of Nevada thereafter and the Reverse Amendment will become effective only when, and if, approved by the Board of Directors, and thereafter upon its filing with the Secretary of State of Nevada.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	First Amended and Restated Rapid Therapeutic Science Laboratories, Inc. 2020 Equity Incentive Plan.

104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RAPID THERAPEUTIC SCIENCE

LABORATORIES, INC.

Date: January 18, 2022

/s/ Donal R. Schmidt, Jr.

Name: Donal R. Schmidt, Jr.

Title: Chief Executive Officer